UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 26, 2015

Signature Group Holdings, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400 Sherman Oaks, California 91403
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Purchase and Sale Agreement

On January 26, 2015, Real Alloy Holding, Inc. (“Buyer”), an indirect wholly owned subsidiary of Signature Group Holdings, Inc. (the “Company”) entered into an amendment to the previously disclosed Purchase and Sale Agreement with Aleris Corporation (“Aleris”) and certain of its subsidiaries.  The amendment to the purchase agreement reduces to $50 million the gross proceeds the Company is obligated to seek to raise in a rights offering (the “Rights Offering”), and clarifies that if the Rights Offering generates net proceeds to the Company greater than or equal to $45 million, the Company will issue Series B Preferred shares with a liquidation value of $25 million to Aleris (subject to the indemnity escrow) and will also deposit $5 million in cash in the indemnity escrow.

The foregoing description of the amendment to the Purchase and Sale Agreement does not purport to be complete and is qualified by reference in its entirety to the full text of the amendment, a copy of which is filed as Exhibit 2.1 and is incorporated herein by reference.

Amendment to Backstop Agreement

Simultaneously with entering into the amendment to the Purchase and Sale Agreement, on January 26, 2015, the Company and Aleris entered into an Amended and Restated Backstop Agreement, which amends the previously disclosed Backstop Agreement.  The Amended and Restated Backstop Agreement makes technical adjustments to the formula contained in the original Backstop Agreement by which Aleris agreed to purchase Series B Preferred shares having a liquidation value of up to $30 million in the event the Rights Offering does not generate at least $50 million in net proceeds to the Company.

The foregoing description of the Amended and Restated Backstop Agreement does not purport to be complete and is qualified by reference in its entirety to the full text of the Amended and Restated Backstop Agreement, a copy of which is filed as Exhibit 10.1 and is incorporated herein by reference.

This Current Report on Form 8-K nor such press release does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state or jurisdiction. Any proposed offering referenced herein will be made only by means of a prospectus supplement and the accompanying prospectus.

Item 3.02 Unregistered Sales of Equity Securities

Item 1.01 is incorporated by reference herein as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

The following are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description
2.1	Amendment No. 1 to Purchase and Sale Agreement, dated as of January 26, 2015, by and between Real Alloy Holding, Inc. and Aleris Corporation
10.1	Amended and Restated Backstop Agreement, dated as of January 26, 2015, by and between Signature Group Holdings, Inc. and Aleris Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.

Date: January 27, 2015	By:	/s/ W. CHRISTOPHER MANDERSON
	Name:	W. Christopher Manderson
	Title:	Executive Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
2.1	Amendment No. 1 to Purchase and Sale Agreement, dated as of January 26, 2015, by and between Real Alloy Holding, Inc. and Aleris Corporation
10.1	Amended and Restated Backstop Agreement, dated as of January 26, 2015, by and between Signature Group Holdings, Inc. and Aleris Corporation